Prime Series
SNAP® Fund Class Shares
Institutional Class Shares
Cash Management Class Shares
IllinoisPrimeSM Class Shares

Government Series

Supplement to Prospectuses Dated September 29, 2008

The following information supplements the information contained in the Prospectuses of Prime Series and Government Series (the “Funds”), each a series of PFM Funds, a Virginia business trust (the “Trust”):

On October 22, 2008, the U.S. Treasury Department (the “Treasury”) approved the participation by each of the Funds of the Trust in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008.  On November 24, 2008 the Treasury announced it was extending the Program through April 30, 2009.  The Board of Trustees of the Trust (the “Board”) has approved, and the Trust has applied for, an extension of the participation by each of the Funds in the Program through April 30, 2009.

Pursuant to the Program, and subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share of the Fund declines to less than $0.995 (i.e., if the price per share of a Fund declines to $0.99 or below) (a “Guarantee Event”).  The Program only covers shares of a Fund that a shareholder held as of the close of business on September 19, 2008, or shares of that Fund held when a Guarantee Event (if any) occurs, whichever is less (“Covered Shares”).  Shares of a Fund held by an investor in excess of the lesser of these amounts, and shares held by an investor that did not own shares of a Fund as of the close of business on September 19th, generally are not eligible for protection under the Program.  Under the Program, if there is a Guarantee Event, a shareholder of a Fund that has continuously maintained an account with a Fund since September 19, 2008 would generally be eligible to receive a payment for each Covered Share equal to the shortfall between the amount received in connection with the liquidation of that Fund and $1.00 per share.  If a Guarantee Event occurs with respect to a Fund, the Fund would have to initiate actions to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. If the Treasury approves the participation of the Funds in the extension of the Program, the guarantee will continue to be in effect through April 30, 2009.

Shares of the Funds held by a shareholder acquired either as a result of the acquisition by the Trust of the assets of the funds comprising Cadre Institutional Investors Trust or the acquisition by Prime Series of the assets of CCRF Prime Portfolio (“CCRF Prime”) have the same protection as other shares of the Funds (limited to the lesser of the amount of shares of CIIT or CCRF Prime, as applicable, held on September 19, 2008 or the amount of shares of the Fund held when a Guarantee Event, if any, occurs).

Because the Program is subject to an overall limit of $50 billion for all money market funds participating in the Program, there can be no assurance that a shareholder will receive the payment for which it might be eligible under the Program.  Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares of the Funds.

Each Fund is bearing the cost of its participation in the Program through December 18, 2008 and the cost of continued participation in the Program through April 30, 2009.  The costs of participation in the Program include participation payments to the Treasury of 0.01% of the net assets of each Fund as of September 19, 2008 for the coverage period ending December 18, 2008 and 0.015% of the net assets of each Fund as of September 19, 2008 for the coverage period ending April 30, 2009.  These costs are not subject to the voluntary expense limitations of the Funds currently in effect and described in the Prospectuses.  The Secretary of the Treasury may extend the Program beyond April 30, 2009 for one or more additional terms ending no later than September 18, 2009.  If the Program is extended again, the Board will consider whether it is in the best interests of the Funds and their shareholders to continue to participate.  The costs of participating in the additional extensions of the Program may also be borne by Funds.

Additional information about the Program is available at: www.treasury.gov.

The date of this Supplement is October 8, 2008 and December 5, 2008.

Please retain this Supplement for future reference.